                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                     NORTHERN STATES FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                     [LOGO]

                     NORTHERN STATES FINANCIAL CORPORATION

                              1601 N. LEWIS AVENUE
                            WAUKEGAN, ILLINOIS 60085
                            TELEPHONE (847) 244-6000
                            ------------------------

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
                     NORTHERN STATES FINANCIAL CORPORATION
                          TO BE HELD ON APRIL 24, 1997
                             ---------------------

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Northern States Financial Corporation (the "Company") will be held on Thursday, April 24, 1997, at 4:30 p.m., at the office of the Bank of Waukegan, 1601 N. Lewis Avenue, Waukegan, Illinois.

    A Proxy Statement and Proxy Card for this Annual Meeting are enclosed herewith. The Annual Meeting is for the purpose of considering and voting upon the following matters:

         I. The election of directors to serve terms of one year each;

        II. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors for the Company for the year ending December 31, 1997;

        III. Such other business as may properly come before the meeting or any adjournments thereof.

Note: The Board of Directors is not aware of any other business to come before the Annual Meeting.

    Pursuant to the Bylaws of the Company, the Board of Directors has fixed March 18, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of record of Common Stock at the close of business on such date will be entitled to vote at the Annual Meeting or any adjournments thereof.

    EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR BY SUBMITTING A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING.

                                          By Order of the Board of Directors:

                                                     [SIG]

                                          Helen Rumsa
                                          SECRETARY

                                          Waukegan, Illinois
                                          March 21, 1997

                     NORTHERN STATES FINANCIAL CORPORATION
                              1601 N. LEWIS AVENUE
                            WAUKEGAN, ILLINOIS 60085
                            TELEPHONE (847) 244-6000

                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 24, 1997

                            ------------------------

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Northern States Financial Corporation (the "Company" or "Northern States") of proxies for use at the Annual Meeting of Stockholders of the Company to be held on April 24, 1997. This Proxy Statement and the accompanying proxy are being mailed to stockholders on or about March 21, 1997. Your proxy is being solicited by the Board of Directors of the Company. The solicitation of proxies will be made by mail except for any incidental solicitation on the part of Directors and Officers, without additional remuneration, of the Company and of its affiliates by personal interviews, by telephone, or by telegraph. The Company will bear the cost of the solicitation of proxies and it may reimburse brokers and others for their expenses in forwarding solicitation material to beneficial owners of the Company's stock.

    Stockholders are urged to specify the way they wish to vote their shares by marking the appropriate boxes on the enclosed proxy. Any proxy given by the stockholder may be revoked at any time before it is exercised. A proxy may be revoked by filing with the Secretary of the Company a written revocation or by submitting a duly executed proxy bearing a later date. Any stockholder present at the Annual Meeting may revoke his or her proxy and vote personally on each matter brought before the Annual Meeting. The shares represented by the enclosed proxy will be voted as specified by the stockholders. If no choice is specified, the proxy will be voted FOR the proposals contained in this Proxy Statement. Shares represented by proxies which are marked "abstain" as to any such matter will be counted as votes cast, which will have the same effect as a negative vote on such matter. Proxies relating to "street name" shares which are not voted by brokers on one or more, but less than all, matters will be treated as shares present for purposes of determining the presence of a quorum but will not be treated as votes cast as to such matter or matters not voted upon.

    The 1996 Annual Report of the Company, including the consolidated financial statements, is being transmitted to stockholders concurrently with this Proxy Statement.

    On March 18, 1997, the record date selected by the Board of Directors for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, the Company had 889,273 shares of Common Stock, $2.00 par value, issued and outstanding. In the election of the Board of Directors, and for all other matters to be voted upon at the Annual Meeting, each issued and outstanding share is entitled to one vote.

    Subsidiaries of the Company include the Bank of Waukegan (the "Bank") and First Federal Bank, fsb, ("First Federal").

                       DIRECTORS AND EXECUTIVE MANAGEMENT

    The Board of Directors of the Company consists of twelve directors. All current directors are standing for reelection. The following table sets forth certain information regarding each nominee for the Board of

Directors of the Company. If elected, each director will serve until the next ensuing annual meeting and until a successor is elected and qualified.

                                                    DIRECTOR
                NAME                    AGE(1)        SINCE     PRINCIPAL OCCUPATION AND POSITIONS HELD WITH THE COMPANY
------------------------------------  -----------  -----------  ---------------------------------------------------------
Fred Abdula.........................          71         1984   Chairman of the Board and President of the Company. Owner
                                                                and President of Air Con Refrigeration and Heating, Inc.,
                                                                a heating and air conditioning contracting firm. Director
                                                                of Statewide Holding Corporation, Inc., an insurance
                                                                company.
Kenneth W. Balza....................          59         1988   Vice President and Treasurer of the Company. President,
                                                                Bank of Waukegan since 1988.
Helen Rumsa.........................          72         1984   Secretary of the Company. Secretary of Bertrand Bowling
                                                                Lanes, Inc., a bowling establishment in Waukegan, Il.
Jack H. Blumberg....................          65         1991   Director. Managing partner of Blumberg & Co., a real
                                                                estate company. Sole proprietor of Jack H. Blumberg
                                                                Management Co.
Frank Furlan........................          67         1984   Director. Owner and President of Northern Illinois Survey
                                                                Co.
Harry S. Gaples.....................          61         1987   Director. President of Kleinschmidt Inc. Kleinschmidt
                                                                provides car location message services to shippers and
                                                                value added network services for business documents
                                                                electronically exchanged.
Laurance A. Guthrie.................          57         1989   Director. Vice President and Secretary of Doyle
                                                                Distributing Co. Inc., the Miller beer products
                                                                distributor in Lake County, Illinois.
James A. Hollensteiner..............          65         1991   Director. Owner and President, Hollensteiner &
                                                                Associates. Hollensteiner & Associates is a bank
                                                                marketing company, which primarily publishes and sells a
                                                                newsletter for bank customers. From 1990 to Feb. 1993,
                                                                Chairman of the Board and Chief Executive Officer of
                                                                First Federal.
Raymond M. Mota.....................          47         1996   Director. Owner and President of Mota Construction Co.,
                                                                Inc., a general building construction and contracting
                                                                firm. Member of the State of Illinois Capital Development
                                                                Board.
Frank Ryskiewicz....................          70         1984   Director. Owner and Chairman of the Board of Bertrand
                                                                Bowling Lanes, Inc.
Henry G. Tewes......................          65         1984   Director. Retired as Owner and President of The Tewes
                                                                Company in 1986. The Tewes Company provides fuel oil,
                                                                excavating and hauling services to the construction
                                                                industry.
Arthur J. Wagner....................          73         1984   Director. Retired as President and Chief Executive
                                                                Officer of Fansteel, Inc., a metallurgical manufacturing
                                                                company in 1988 and served on the Fansteel, Inc. Board of
                                                                Directors until December, 1989.

------------------------

(1) At December 31, 1996

    Directors are elected by a majority of the votes cast. It is the intention of the persons named in the enclosed proxy, unless authorization to do so is withheld, to vote the proxies received by them for the election of the nominees named above. If, prior to the Annual Meeting, any nominee should become unavailable for election, an event which is not anticipated by the Board, the proxies will be voted for the election of such substitute nominee or nominees as the Board of Directors may propose.

    The Company has no directors who are also directors of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the reporting requirements of Section 15(d) of that Act or registered as an investment company under the Investment Company Act of 1940.

              COMMITTEES OF THE BOARD OF DIRECTORS OF THE COMPANY

    During 1996 the Company's Board of Directors held twelve meetings and each incumbent director attended 75% or more of the aggregate board and committee meetings of the Company on which he or she served.

    The Company has an Audit Committee comprised of the following directors: Mr. Furlan (Chairman), Mr. Blumberg, Mr. Gaples, Mr. Guthrie, Mr. Hollensteiner, Mr. Mota, Ms. Rumsa, Mr. Ryskiewicz, Mr. Tewes and Mr. Wagner. The Audit Committee met two times in 1996. The principal function of the Audit Committee is to oversee the work of the Company's internal audit staff and to arrange for and oversee the annual examination of the Company, the Bank of Waukegan and First Federal by independent accountants and to make a written report of such examination to the full Board of Directors. Included in the Audit Committee's responsibilities are to recommend to the Board the independent accountants to be selected and to review the scope of the audit, the financial statements, the independent accountants' letter of comments and management's responses thereto and the fees charged for audits and special assignments.

    The Company has a Compensation and Employee Benefits Committee comprised of the whole Board of Directors. Mr. Furlan is Chairman of such committee. The Compensation and Employee Benefits Committee met one time in 1996. The principal function of the Compensation and Employee Benefits Committee is to annually review the compensation paid to employees of the Company and its subsidiaries, to establish guidelines for salary increases for such employees and to oversee and administer the profit sharing plans and welfare benefit plans.

    The Company has an Omnibus Incentive Plan Committee comprised of Mr. Furlan (Chairman), Mr. Wagner and Mr. Abdula. Such committee did not meet during 1996 as no awards were granted. The function of the committee is to administer the 1992 Omnibus Incentive Plan and to provide recommendations to the Board of Directors for the granting of awards. Members of this committee are not eligible to receive awards under the Omnibus Incentive Plan.

    The Company has a formal nominating committee comprised of Mr. Tewes (Chairman), Mr. Abdula, Ms. Rumsa, Mr. Ryskiewicz and Mr. Wagner which met once in 1996. The principal function of the nominating committee is to nominate persons for the Board of Directors. The nominating committee will consider nominees to the Board of Directors recommended by the stockholders. Any such nomination intended to be presented at the 1998 Annual Meeting must be submitted in writing to the Chairman of the Board of the Company by November 19, 1997 and should be accompanied by a biography of the nominee.

    All Directors serve on the Board of both the Company and the Bank of Waukegan. Directors receive no compensation for serving on the Board of Directors of the Company or for any committee meetings. Directors receive $600 for each meeting of the Bank of Waukegan's Board of Directors.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    For information regarding certain relationships and related transactions, please refer to the section identified under the "Compensation Committee Interlocks and Insider Participation" portion of this Proxy Statement.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information with respect to the beneficial ownership of the Common Stock as of March 18, 1997, by (i) each director nominee, (ii) each executive officer, and (iii) all executive officers and director nominees as a group. Beneficial ownership means the sole or shared power to vote or dispose of such securities.

                      NAME OF DIRECTOR NOMINEE                         NUMBER OF       PERCENT
                        OR EXECUTIVE OFFICER                           SHARES (1)     OWNERSHIP
--------------------------------------------------------------------  ------------  -------------
Fred Abdula.........................................................    166,592          18.73%
Kenneth W. Balza....................................................      5,164            .58%
Jack H. Blumberg....................................................      1,638(2)         .19%
Frank Furlan........................................................      6,960            .78%
Harry S. Gaples.....................................................      9,050           1.02%
Laurance A. Guthrie.................................................     19,605           2.21%
James A. Hollensteiner..............................................      7,500(3)         .84%
Raymond Mota........................................................      3,415            .38%
Helen Rumsa.........................................................     13,600           1.53%
Frank Ryskiewicz....................................................     18,392(4)        2.07%
Henry G. Tewes......................................................     14,010           1.58%
Arthur J. Wagner....................................................      7,500            .84%
                                                                      ------------       -----
All director nominees and executive officers of the
  Company...........................................................    273,426          30.75%
                                                                      ------------       -----
                                                                      ------------       -----

------------------------

(1) Includes shares owned jointly with spouses and shares owned individually by spouses.

(2) Includes 582 shares issuable pursuant to options granted under the 1992 Omnibus Incentive Plan and exercisable within 60 days of March 18, 1997.

(3) Includes 2,000 shares issuable pursuant to options granted under the 1992 Omnibus Incentive Plan and exercisable within 60 days of March 18, 1997.

(4) Includes 2,400 shares owned jointly with children.

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the Commission initial reports of Ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. The Company believes that during the fiscal year ended December 31, 1996, its directors, executive officers and holders of more than 10% of the Company's Common Stock complied with all Section 16(a) filing requirements except for Director Blumberg who was delinquent in the filing of one Form 4 during 1996. A report describing such transaction was subsequently filed. In making these statements, the Company has relied upon the written representations of its directors and executive officers.

    The following table lists persons who beneficially own 5% or more of the Common Stock as of March 18, 1997. Except for Mr. Abdula, whose interest is set forth above, to the Company's knowledge there are no persons, other than those listed, who beneficially own 5% or more of the Common Stock.

                                                                         AMOUNT OF
NAME AND ADDRESS                                                        BENEFICIAL      PERCENT
OF BENEFICIAL OWNER                                                      OWNERSHIP     OWNERSHIP
----------------------------------------------------------------------  -----------  -------------
Theodore Bertrand.....................................................      68,200         7.67%
4370 Bluebird Ct.
Gurnee, IL 60031

Thomas Bertrand.......................................................      69,500         7.82%
17585 Bridle Trail Rd.
Gurnee, IL 60031

                             EXECUTIVE COMPENSATION

    The following table sets forth the compensation paid by the Company and its subsidiaries for services rendered in all capacities including amounts paid in connection with committees or special assignments as well as directors' fees and officers' bonuses for each of the years ended December 31, 1996, 1995 and 1994 to each of its executive officers whose total cash compensation during each year exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                     ANNUAL COMPENSATION
                                                           ----------------------------------------
                                                                                    OTHER ANNUAL        ALL OTHER
                                                                                    COMPENSATION       COMPENSATION
NAME AND PRINCIPAL POSITION                       YEAR       SALARY      BONUS           (1)               (2)
----------------------------------------------  ---------  ----------  ---------  -----------------  ----------------
Fred Abdula...................................       1996  $  140,500  $  45,500      $   7,200         $   10,296
Chairman of                                          1995     140,500     45,500          7,200              7,756
the Board                                            1994     137,000     45,500          7,200              8,593

Kenneth W. Balza..............................       1996  $  104,000  $  19,093      $   8,765         $    8,555
Vice President                                       1995     100,500     18,604          8,897              6,246
and Treasurer                                        1994      98,000     19,220          8,977              6,919

------------------------

(1) Consists primarily of the value of personal use of Company automobiles, directors fees and imputed value of Company provided life insurance.

(2) Consists primarily of the contribution to the Company's Profit Sharing Plan.

           REPORT OF THE COMPENSATION AND EMPLOYEE BENEFITS COMMITTEE
              OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

    The Compensation and Employee Benefits Committee of the Board of Directors establishes the general compensation policies of the Company and establishes the compensation plans and specific compensation levels for executive officers. This Committee report documents the components of the Company's executive officer compensation programs and describes the basis on which 1996 compensation determinations were made by the Committee with respect to the officers of the Company, including the executive officers that are named in the compensation tables.

    The Compensation and Employee Benefits Committee is comprised of the whole Board of Directors. The Chairman is Mr. Furlan who is an independent, non-employee director who has no interlocking relationship as defined by the SEC. Mr. Abdula and Mr. Balza are not present and do not vote or participate when discussion of their respective compensation plans are presented.

    The Committee considers all elements of compensation when determining individual components of pay. The Committee relies in part on recommendations from the Chairman and President of the Company, regarding compensation levels for executive officers excluding himself.

COMPENSATION PHILOSOPHY AND OVERALL OBJECTIVES OF EXECUTIVE COMPENSATION
  PROGRAMS

    It is the philosophy of the Company to ensure that executive compensation be directly linked to continuous improvements in corporate financial performance and increases in stockholder value. The following objectives serve as the guiding principles for all compensation decisions:

    1. Provide a competitive total compensation package that is externally competitive and internally equitable and enables the Company to attract, develop, reward and retain highly qualified and productive individuals.

    2. Support a compensation program that supplements overall Company compensation amounts based on Company-wide results, team oriented results, and individual performance.

    3.  Provide motivation for the executive to enhance stockholder value.

    The Compensation and Employee Benefits Committee believes that the Company's current executive compensation program has been designed and is administered in a manner consistent with these objectives.

    The Company's compensation opportunities are structured to encourage initiative, achievement and teamwork. The annual compensation mix provides for competitive base salaries as well as the ability to receive additional cash compensation for performance as measured by specific goals.

    The Committee is committed to a strong, positive link between business, performance, and strategic goals, and compensation and benefit programs.

COMPENSATION PROGRAM COMPONENTS

    The Compensation and Employee Benefits Committee regularly reviews the Company's compensation program to ensure that pay levels and incentive opportunities are competitive and reflect the performance of the Company. This entails an evaluation of both the total compensation levels and the individual components, as weighted relative to one another, of the compensation program for executive officers including base salary and annual incentives. In determining competitive levels, the Committee obtains and utilizes information such as compensation surveys and comparative analyses of compensation data in other proxy statements, outside compensation consultants and other sources. The Company's incentive plans are designed to link directly to financial performance measures; therefore, the actual value of an executive's compensation package will vary based on the performance of the Company.

    Following is a description of the elements of Northern States' executive compensation and how each relates to the objectives and policy outlined above:

BASE SALARY

    The Compensation and Employee Benefits Committee reviews each executive officer's salary annually. In determining appropriate salary levels, the Committee considers level and scope of responsibility, experience, a subjective evaluation of overall Company performance, individual performance, internal equity, as well as pay practices of other banking companies relating to executives of similar responsibility. No specific weightings are assigned to these criteria.

    Actual salaries are based on individual performance contributions relative to a competitive salary range, for each position, that the Committee considers to be reasonable and necessary. Other factors, including background, experience and scope of accountability, can influence the determination of the appropriate salary level for an executive officer. The Committee approves all salary changes for the Company's officers, and bases individual salary changes on a combination of factors such as the performance, salary level relative to the competitive market, the salary increase budget for the Company and recommendation of the Company's Chairman of the Board and President.

    By design, the Compensation and Employee Benefits Committee strives to pay executives salaries in line with competitive market levels. In defining the competitive market, the Committee includes companies in the financial institutions industry with an average size and location comparable to the Company.

ANNUAL INCENTIVES

    The Compensation and Employee Benefits Committee believes maximum performance can be encouraged through the use of an appropriate bonus program.

    Each year an Officer Bonus Plan is considered prior to the beginning of the new fiscal year and, if recommended by the Committee, is submitted to the Board of Directors for adoption, along with a recommendation of those employees eligible for participation. The Committee administers the bonus program with respect to all participants.

    The Company's officers are eligible to participate in an annual bonus program based primarily on the attainment of certain return on equity goals. The objective of this program is to deliver competitive levels of compensation for the attainment of financial objectives and operating results that the Committee believes are primary determinants of share price over time. In particular, the program aims to focus corporate behavior on consistent and steady earnings growth as measured by return on assets, return on equity and earnings per share.

    The bonus program is designed to encourage initiative and creativity in the achievement of annual corporate and personal goals and to foster effective teamwork. It also enables the Company, without inflating base salaries, to retain highly skilled managers and competitively reward them with performance-measured cash compensation.

    All participants, except for Mr. Abdula, are assigned weightings for various performance elements consisting of at least one or more operational and/or personal goals which can vary from year to year and are unique to each individual participant, and for teamwork effectiveness. Weights for these elements are based on the individual's accountability and impact on overall operations. The program adopted for 1996 had various incentive levels based on the participant's accountability and impact on Company operations, with target award opportunities ranging from 3% to 15% of base salary, a change from the previous year where the range had been from 5% to 20% of base salary.

    In rating the performance and in determining the amount of annual incentive payments for Mr. Abdula, the Committee considers the overall effectiveness of Mr. Abdula in guiding the affairs of the

Company as evaluated primarily by corporate performance for the year and by progress toward long-range objectives and strategies.

RATIONALE FOR CHIEF EXECUTIVE OFFICER'S COMPENSATION

    Mr. Abdula became Chairman of Board of the Bank of Waukegan in June, 1982. When the Northern States Financial Corporation was formed in 1984 for the purpose of becoming the parent bank holding of the Bank of Waukegan, Mr. Abdula became Chairman and President of Northern States. His compensation package has been designed to encourage short and long-term Company performance in line with the interests of our stockholders. A portion of his compensation is at risk, in the form of the annual incentive bonus.

    Annually, the Compensation and Employee Benefits Committee receives an analysis on all aspects of the President's remuneration and the relationship of the President's compensation to comparative survey data. During its review, the Committee primarily considers the Company's overall performance (earnings growth, asset growth and total stockholder return), adherence to the Company's strategic plan and the development of sound management practices. No weighting is assigned to these factors; they are considered to have the same relative importance. Therefore, although there is necessarily some subjectivity in setting the President's salary, major elements of the compensation package are directly tied to Company performance. Additionally, in its review of management performance and compensation, the Committee has also taken into account the President's consistent commitment to the long-term success of the Company.

    In accordance with the Committee's established procedure and policies noted above, the Committee considered a base salary increase for the President at its meeting of December 14, 1996. The President, however, requested that the Committee consider his viewpoint to limit any proposed increase in his base salary. The Committee acknowledged the President's point of view and maintained his base salary at the previous year's level even though his performance warranted a greater increase. Therefore, Mr. Abdula's base salary remained at $140,500 for 1996, and approximates the mid-point of the competitive market.

    In consideration of the annual bonus incentive, the President's program is based primarily on improved financial performance and return to stockholders. For 1996, the Committee's decisions took into consideration the fact that financial performance, as measured by earnings per share, was above that achieved for fiscal 1995 and that the Company had accomplished the goals established for 1996. The President however, requested that the Committee consider his viewpoint to limit any proposed increase to his annual bonus incentive. The Committee acknowledged the President's point of view and kept his annual bonus at the same level as it had been in 1995 and 1994, although his performance warranted an increase.

    The annual incentive paid to Mr. Abdula for fiscal year 1996, determined as explained above, was $45,500, the same as in 1995 and 1994, which was equivalent to 32.4% of his base salary. Mr. Abdula's total direct compensation (base salary plus bonus) is in the mid-point of the competitive market for 1996.

CONCLUSION

    After its review of all existing components, the Compensation and Employee Benefits Committee concludes that the total compensation program for executives of the Company is competitive with the compensation programs provided by other corporations with which the Company compares.

    The Board's Compensation and Employee Benefits Committee Report on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

    The foregoing report has been furnished by Messrs. Abdula, Balza, Blumberg, Furlan, Gaples, Guthrie, Hollensteiner, Mota, Ryskiewicz, Tewes, Wagner and Miss Rumsa.

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

    Mr. Abdula, Chairman of the Board and President of the Company, and Mr. Balza, Vice President and Treasurer of the Company, served on the Compensation and Employee Benefits Committee of Northern States Financial Corporation for the past fiscal year.

    Although Mr. Abdula and Mr. Balza served on the Compensation and Employee Benefits Committee, they did not participate in any discussion or decisions regarding their own compensation as an executive officer.

    The directors and executive officers of the Company and their associates are, as they have been in the past, customers of, and have had transactions with, the subsidiaries of the Company, and additional transactions may be expected to take place in the future between such persons and subsidiaries. All outstanding loans from the Company's subsidiary banks to such persons and their associates were made in the ordinary course of business of the subsidiary banks on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable features. Any future transactions, including loans, between the Company (including its subsidiaries) and its officers, directors and affiliates will be approved by a majority of disinterested directors and will be on terms no less favorable to the Company than could be obtained from unaffiliated parties.

    At December 31, 1996, loans to executive officers and directors of the Company totaled $424,000 or .77% of stockholders' equity.

                              COMPANY PERFORMANCE

    The following line graph shows a comparison of the cumulative returns for the Company, the Nasdaq Market Value Index and an index of peer corporations selected by the Company, since July 1, 1991, the date the Company went public.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              NORTHERN STATES       PEER GROUP        BROAD MARKET
1991                     $100.00          $100.00             $100.00
1992                     $110.53          $137.27             $100.98
1993                     $148.46          $161.94             $121.13
1994                     $180.69          $156.53             $127.17
1995                     $200.68          $200.14             $164.96
1996                     $240.54          $254.42             $204.98

    The total cumulative return on investment (change in the year-end stock price plus reinvested dividends) for each of the periods for the Company, the Nasdaq Market Value Index and the peer group is based on the stock price or composite index on July 1, 1991.

    The above graph compares the performance of the Company with that of the Nasdaq Market Value Index, and a group of peer corporations with the investment weighted on market capitalization. Corporations in the peer group are northern Illinois multibank financial institutions as follows: Amcore Financial Inc., Corus Bankshares, Inc., First Midwest Bancorp, Inc., First Oak Brook Bankshares, Heritage Financial Services, Pinnacle Bancorp, Inc., Princeton National Bancorp, Inc., Financial Services, Inc., and Today's Bancorp.

    River Forest Bancorp, Inc. was included in last year's peer group and underwent a name change in 1996 and is now known as Corus Bankshares, Inc. and is included in the above graph.

    Premier Financial Services, Inc. was included in last year's peer group and was acquired by another financial institution during the year and, therefore, is no longer included in the peer group.

                       SELECTION OF INDEPENDENT AUDITORS

    The Board of Directors has selected Crowe, Chizek and Company LLP as independent auditors for the Company for the year ending December 31, 1997. The Board recommends ratification of this action.

    Representatives of Crowe, Chizek and Company LLP are expected to be present at the meeting and will be given the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions from stockholders at the meeting.

    THE BOARD OF DIRECTORS RECOMMENDS RATIFICATION OF THE SELECTION OF CROWE, CHIZEK AND COMPANY LLP AS INDEPENDENT AUDITORS.

                             STOCKHOLDER PROPOSALS

    Proposals of Stockholders intended to be presented at the 1998 Annual Meeting must be received by the Company by November 19, 1997, to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting. Such proposals should be addressed to Helen Rumsa, Secretary, Northern States Financial Corporation, 1601 N. Lewis Ave., Waukegan, IL 60085.

                                 OTHER BUSINESS

    At this date, management knows of no business to be presented at the meeting which has not been described above. If, however, some other matter should be presented, it is intended that the enclosed proxy will be voted in accordance with the judgment of the person or persons voting the proxy.

    A COPY OF THE FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1996 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF RECORD UPON WRITTEN REQUEST TO NORTHERN STATES FINANCIAL CORPORATION, THOMAS M. NEMETH, ASSISTANY VICE PRESIDENT, 1601 N. LEWIS AVENUE, WAUKEGAN, IL 60085.

                                          By Order of the Board of Directors

                                                     [SIG]

                                          Helen Rumsa

                                          SECRETARY

Waukegan, Illinois
March 21, 1997

    YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS. ALTHOUGH YOU MAY PLAN TO ATTEND THE MEETING, IT IS IMPORTANT THAT YOU EXECUTE, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY EITHER IN WRITING OR IN PERSON AT THE ANNUAL MEETING PRIOR TO ITS BEING VOTED.

                        NORTHERN STATES FINANCIAL CORPORATION
                    ANNUAL MEETING OF STOCKHOLDERS, APRIL 24, 1997
                  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder of Northern States Financial Corporation hereby appoints Fred Abdula and Henry F. Tewes as Proxies, each with the power to appoint a substitute and hereby authorizes them to vote all such shares of such Company as to which the undersigned is entitled to vote at the Annual Meeting of Stockholders of such Company and at all adjournments thereof to be held at the Bank of Waukegan, 1601 N. Lewis Avenue, Waukegan, Illinois on Thursday, April 24, 1997, at the hour of 4:30P.M., (Local Time), in accordance with the following instructions.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS AND RATIFICATION OF CROW, CHIZEK AND COMPANY LLP AS INDEPENDENT AUDITORS AND, WITH DISCRETIONARY AUTHORITY, AS TO ANY AND ALL OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.


                 DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED
--------------------------------------------------------------------------------


                                    NORTHERN STATES FINANCIAL CORPORATION ANNUAL MEETING

                         1 - FRED ABDULA 2 - JAMES A. HOLLENSTEINER 3 - RAYMOND M. MOTA 4 - KENNETH W. BALZA
1. ELECTION OF DIRECTORS: 5 - FRANK FURLAN 6 - HENRY G. TEWES 7 - HELEN RUMSA 8 - HARRY S. GAPLES         / / FOR   / / WITHHOLD
                         9 - FRANK RYSKIEWICZ 10 - ARTHUR J. WAGNER 11 - JACK H. BLUMBERG 12 - LAURANCE A. GUTHRIE



(Instructions:  To withhold authority to vote for any indicated nominee, write the number(s) of the   -----)  /                  /
 nominee(s) in the box to the right.)

2.  The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors
    for the Company for the year ending December 31, 1997.                                      / / FOR  / /AGAINST / / ABSTAIN

Address Change?                             Date                                              NO. OF SHARES
Mark Box           / /                           --------------------------
Indicate changes below:                                                             --------------------------------------------



                                                                                    --------------------------------------------

                                                                                    SIGNATURE(S) IN BOX
                                                                                    Signature of stockholder should correspond
                                                                                    exactly with the name printed hereon.
                                                                                    Joint owners should each sign personally.
                                                                                    Executors, administrators, trustees, etc.,
                                                                                    should give full title and authority.
